GREENWICH STREET SERIES FUND

SUPPLEMENT DATED JANUARY 18, 2006

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION OF THE PORTFOLIOS INDICATED BELOW

The following supersedes any contrary information contained in each of the Prospectuses and Statement of Additional Information for the Funds listed below:

Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

All references to a sub-transfer agent for the fund are hereby deleted.

Appreciation Portfolio	April 30, 2005
Capital and Income Portfolio	April 30, 2005
Diversified Strategic Income Portfolio	April 30, 2005
Salomon Brothers Variable Aggressive Growth Fund	April 30, 2005
Equity Index Portfolio	April 30, 2005
Salomon Brothers Variable Growth & Income Fund	April 30, 2005
Fundamental Value Portfolio	April 30, 2005

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